Exhibit 10.45

FIRST AMENDMENT TO

NOTE ISSUANCE AND PURCHASE AGREEMENT

This FIRST AMENDMENT TO NOTE ISSUANCE AND PURCHASE AGREEMENT (this “Amendment”) is entered into this 17th day of October, 2025, by and among NETCREDIT LOC RECEIVABLES 2024, LLC, a Delaware limited liability company (“Issuer”), the Note Purchasers party hereto, CITIBANK, N.A. (“Citibank”), not in its individual capacity but solely as collateral trustee for the Secured Parties (in such capacity, “Collateral Trustee”), and MIDTOWN MADISON MANAGEMENT LLC, as Administrative Agent for itself and for the other Note Purchasers (in such capacity, “Administrative Agent”).

Recitals

A.
Issuer, Note Purchasers party thereto, Collateral Trustee, Citibank, as Paying Agent (in such capacity, the “Paying Agent”), and Administrative Agent entered into that certain Note Issuance and Purchase Agreement, dated as of February 21, 2024 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, the “Note Issuance Agreement”);

B.
Issuer, Note Purchasers, Collateral Trustee and Administrative Agent have agreed to make certain amendments to the Note Issuance Agreement as set forth herein and, subject to the terms and conditions set forth herein, Administrative Agent, Issuer, Collateral Trustee and Note Purchasers have agreed to such amendments.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Note Issuance Agreement, as amended by this Amendment.

2.
Amendment. Upon satisfaction of the conditions precedent set forth in Section 4 below, the Issuer, the Administrative Agent, the Collateral Trustee and the Note Purchasers party hereto agree that the Note Issuance Agreement, and the schedules and the exhibits thereto, are hereby amended by incorporating the changes shown on the marked copy of the Note Issuance Agreement attached hereto as Exhibit A (it being understood that language which appears “~~struck out~~” or “~~struck out~~”, as applicable, has been deleted and language which appears as “double-underlined” or “double-underlined”, as applicable, has been added).

3.
No Waiver.

3.1
No Waiver. Nothing contained in this Amendment or any other communication between Administrative Agent and Note Purchasers and the Issuer shall be a waiver of any past, present or future violation, under the Note Issuance Agreement. Similarly, Administrative Agent hereby expressly reserves any rights, privileges and remedies under the Note

Issuance Agreement and each Transaction Document that Administrative Agent and Note Purchasers may have with respect to any violation and any failure by Administrative Agent or Note Purchasers to exercise any right, privilege or remedy as a result of any such violation, shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Administrative Agent or Note Purchasers at any time to exercise any right, privilege or remedy in connection with the Note Issuance Agreement or any Transaction Document, (ii) amend or alter any provision of the Note Issuance Agreement or any Transaction Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Issuer or any rights, privilege or remedy of Administrative Agent and Note Purchasers under the Note Issuance Agreement or any Transaction Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Administrative Agent or Note Purchasers to any prior, existing or future violations of the Note Issuance Agreement or any Transaction Document.
3.2
Ratification. Issuer ratifies and confirms that all of its obligations under the Transaction Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. This Amendment shall be construed in connection with and as part of the Note Issuance Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Note Issuance Agreement, as amended by this Amendment, and each other Transaction Document are hereby ratified and confirmed and shall remain in full force and effect.
3.3
Further Assurances. Issuer and Administrative Agent agree that at any time and from time to time, upon the written request of the other, it will execute and deliver such further documents and do such further acts and things as the other may reasonably request in order to effect the purposes of this Amendment and the Transaction Documents.
4.
Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent. The determination as to whether each condition has been satisfied shall be made by Administrative Agent in its sole discretion.

4.1
Administrative Agent shall have received this Amendment, duly executed by Issuer, Note Purchasers, Collateral Trustee and Administrative Agent;

4.2
Administrative Agent shall have received duly executed copies of the CC Bank Participation Agreement and CC Bank Program Agreement;
4.3
Issuer shall have paid to Administrative Agent, for the benefit of the Note Purchasers, an additional interest adjustment fee in an amount equal to $49,652.78 in immediately available funds, which fee shall be fully earned and nonrefundable as of the date hereof;
4.4
The representations and warranties contained or incorporated herein shall be true and correct;
4.5
No Default or Event of Default has occurred that is continuing; and

4.6
Issuer shall have paid to Administrative Agent, on behalf of itself and the Note Purchasers, all fees, costs and expenses due and owing to Administrative Agent and the Note Purchasers as of the date hereof (including the costs of any counsel to Administrative Agent). All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

5.
Representations and Warranties. To induce Administrative Agent and Note Purchasers to enter into this Amendment, Issuer hereby represents and warrants to Administrative Agent and each Note Purchaser as follows:

5.1
Immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Note Issuance Agreement, as amended by this Amendment, are true, accurate and complete in all material respects (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect) as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (b) no Default or Event of Default has occurred and is continuing, (c) Issuer is in good standing under the laws of its state of organization, (d) no amendment, modification or other change has been made to its certificate of formation or governance documents, and (e) the execution, delivery and performance of this Amendment has been approved by all necessary limited liability company action of Issuer.

5.2
Issuer has the power and authority to execute and deliver this Amendment and to perform its obligations under the Note Issuance Agreement, as amended by this Amendment;

5.3
The execution and delivery by Issuer of this Amendment and the performance by Issuer of its obligations under the Note Issuance Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Issuer, except as already has been obtained or made; and

5.4
This Amendment has been duly executed and delivered by Issuer and is the binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.
Miscellaneous.

6.1
Integration. This Amendment and the Note Issuance Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Note Issuance Agreement merge into this Amendment and the Note Issuance Agreement.

6.2
Severability. If any term or provision of this Amendment is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

6.3
Successors and Assigns. Subject to Section 12.2 of the Note Issuance Agreement, this Amendment shall be binding upon and inure to the benefit of Issuer, Administrative Agent and Note Purchasers and their respective successors and permitted assigns, except that Issuer shall not have the right to assign any rights hereunder or any interest herein without Administrative Agent’s and Note Purchasers’ prior written consent.

6.4
WAIVER OF JURY TRIAL. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Amendment SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE NOTE ISSUANCE AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE NOTE ISSUANCE AGREEMENT.

6.5
No Oral Agreements. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Note Issuance Agreement.

6.6
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.

6.7
Collateral Trustee. Regarding the Collateral Trustee. The Collateral Trustee shall be afforded all of the same rights, protections, privileges, indemnities and immunities afforded to it under the Note Issuance Agreement as if restated herein, mutatis mutandis. The Administrative Agent hereby authorizes and directs the Collateral Trustee to execute and deliver this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

ISSUER:

NETCREDIT LOC RECEIVABLES 2024, LLC,

a Delaware limited liability company

By:
Name: Steven E. Cunningham
Title: Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

ADMINISTRATIVE AGENT:

MIDTOWN MADISON MANAGEMENT LLC,

a Delaware limited liability company

By:
Name:
Title:

NOTE PURCHASERS:

ACM AIF EVERGREEN P3 DAC SUBCO LP

By:
Name:
Title:

ATALAYA ASSET INCOME FUND PARALLEL 345 LP

By:
Name:
Title:

ACM AIF CO-INVESTMENT DAC SUBCO LP

By:
Name:
Title:

ATALAYA HYBRID INCOME FUND EVERGREEN POOL 1 LP

By:
Name:
Title:

[Signature Page to First Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

COLLATERAL TRUSTEE:

CITIBANK, N.A., not in its individual capacity but solely as Collateral Trustee

By:

Name:

Title:

[Signature Page to First Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]